UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 15, 2021

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2022	PPG 22	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At its 2021 Annual Meeting of Shareholders, the shareholders of PPG Industries, Inc. (the “Company”) voted on the following matters:
1.    The six nominees for director were elected to serve in a class whose term expires in 2024 as follows:

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Steven A. Davis	184,427,100	2,318,078	477,267	17,559,007
Michael W. Lamach	180,065,283	6,749,982	407,184	17,559,003
Michael T. Nally	185,892,913	783,217	546,320	17,559,002
Guillermo Novo	185,652,382	1,036,764	533,303	17,559,003
Martin H. Richenhagen	181,521,482	5,213,678	487,289	17,559,003
Catherine R. Smith	185,965,405	814,749	442,291	17,559,007
The following continuing directors did not stand for re-election at the 2021 Annual Meeting of Shareholders (the year in which each director’s term expires is indicated in parenthesis): John V. Faraci (2022), Gary R. Heminger (2022), Kathleen A. Ligocki (2022), Michael H. McGarry (2022), Stephen F. Angel (2023), Hugh Grant (2023) and Melanie L. Healey (2023).
2.    The proposal to approve the compensation of the Company’s named executive officers on an advisory basis was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
170,413,130	15,985,591	823,548	17,559,183
3.    By the following vote, the shareholders did not approve the proposal (which required the affirmative vote of 80 percent of the Company’s outstanding shares) to amend the Company’s Articles of Incorporation to provide for the annual election of directors:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
186,209,197	574,378	438,870	17,559,007
4.    By the following vote, the shareholders did not approve the proposal (which required the affirmative vote of 80 percent of the Company’s outstanding shares) to amend the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
185,363,032	1,280,413	578,829	17,559,178
5.    The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 was approved as follows:

Votes For	Votes Against	Votes Abstained
203,237,276	1,046,248	497,928
There were no broker non-votes with respect to this matter.

6.    The shareholder proposal requesting that the Board of Directors adopt a policy requiring an independent board chairman was not approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
60,047,665	126,109,630	1,064,942	17,559,215

As of the record date of the 2021 Annual Meeting, 236,946,358 shares of common stock were issued and outstanding.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: April 20, 2021	By:	/s/ Michael H. McGarry
Michael H. McGarry
Chairman and Chief Executive Officer